EXHIBIT 32.2

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Décor Products International, Inc. (the ”Company”) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Qing Hua Lin, Chief Financial Officer of the Company, certify that:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, our consolidated financial condition and results of operations.

/s/ Qing Hua Lin
Qing Hua Lin
Chief Financial Officer

Date: May 21, 2012

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by us pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report of Décor Products International, Inc. on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof.